                                                                 Exhibit 10.31


                       FIRST AMENDMENT TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is
                                                            ---------
entered into as of July 28, 2000 among Mail-Well I Corporation, a Delaware corporation (the "Company"), as borrower, Mail-Well, Inc., a Colorado
                  -------
corporation (the "Parent"), and certain other U.S. Subsidiaries of the Parent, as guarantors, the several financial institutions from time to time party to the Credit Agreement referred to below (individually, a "Lender"
                                                                  ------
and, collectively, the "Lenders"), ABN AMRO Bank N.V., as syndication agent,
                        -------
The Bank of Nova Scotia, as documentation agent, Suntrust Bank, Union Bank of California, N.A. and Wells Fargo Bank, N.A., as managing agents, and Bank of America, N.A., as Issuing Bank, Swingline Bank and as administrative agent for itself and the other Lenders (in such capacity, the "Agent").
                                                         -----

            WHEREAS, the Company, the Parent and the other Loan Parties, the Lenders and the Agent entered into a Credit Agreement dated as of February 18, 2000 (as in effect as of the date of this Amendment, the "Credit Agreement");
                                                          ----------------
and

            WHEREAS, the Company has requested that the Majority Lenders agree to certain amendments to the Credit Agreement, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Amendment;

            NOW, THEREFORE, the parties hereto agree as follows:

1.    Definitions; References; Interpretation.
      ---------------------------------------

            (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

            (b) Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

            (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

2.    Amendments to Credit Agreement.  Subject to the terms and conditions
      ------------------------------
hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective
                                                               ---------
Date"):
----

            (a) Subsection 8.02(b) of the Credit Agreement is amended by inserting immediately before the semicolon at the end of such subsection the following additional text: ", and sales of equipment pursuant to the Equipment Lease Facility Documents to the lessor thereunder with respect to leases permitted under subsection 8.10(e)"; and

            (b) Subsection 8.02(g) of the Credit Agreement is amended by inserting immediately before the period at the end of clause (iv) of such subsection the following additional text: ", unless in connection with the sale of all or substantially all of a business unit, division or Subsidiary and such sale is otherwise permitted hereunder".

3.    Representations and Warranties.  The Parent and the Company hereby
      ------------------------------
represent and warrant to the Agent and the Lenders as follows:

            (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

            (b) The execution, delivery and performance by the Parent, the Company and the other Loan Parties of this Amendment and the Credit Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

            (c) This Amendment and the Credit Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of the Parent, the Company and each other Loan Party, enforceable against it in accordance with their respective terms.

            (d) All representations and warranties of the Parent, the Company and the other Loan Parties contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 6.11(a) of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Parent or the Company to the Agent and the Lenders after the Closing Date and approved by the Agent and the Majority Lenders).

            (e) There has occurred since December 31, 1998, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (f) The Parent, the Company and each other Loan Party is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

            (g) The Parent's, the Company's and each other Loan Party's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.    Conditions of Effectiveness.
      ---------------------------

            (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Agent shall have received from the Parent, the Company and each other Loan Party and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

                  (2) The Agent shall have received all other documents it or the Majority Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and the Majority Lenders.

                  (3) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

            (b) For purposes of determining compliance with the conditions specified in this Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

            (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            (d) The Agent will notify the Parent, the Company and the Lenders of the occurrence of the Effective Date.

5.    Consent of Guarantors. Each of the Parent and the other Guarantors,
      ---------------------
in its capacity as a Guarantor, acknowledges that its consent to this Amendment and the amendments to the Credit Agreement contemplated hereby is not required, but each of such Persons nevertheless does hereby consent to this Amendment and the amendments to the Credit Agreement contemplated hereby and to the documents and agreements referred to herein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the Parent or any of the other Guarantors or the Collateral Documents executed by the Parent or any of the other Guarantors in the Agent's and the Lenders' favor, or any other Loan Document executed by the Parent or any of the other Guarantors (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

6.    Miscellaneous.
      -------------

            (a) The Parent, the Company and each other Loan Party acknowledges and agrees that the execution and delivery by the Agent and the Majority Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

            (b) This Amendment and the Credit Agreement as amended by this Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California, provided that the Agent
                                                    --------
and the Lenders shall retain all rights arising under Federal law.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or any Loan Party shall bind such Lender or such Loan Party, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

            (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the other Loan Documents.

            (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                            [signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.


                                    MAIL-WELL, INC.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    MAIL-WELL I CORPORATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    EACH SUBSIDIARY GUARANTOR LISTED ON
                                    ANNEX I



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    BANK OF AMERICA, N.A., as Agent, Issuing
                                    Bank, Swingline Bank and as a Lender



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ABN AMRO BANK N.V.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    FLEET NATIONAL BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    KEYBANK NATIONAL ASSOCIATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    SUNTRUST BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------



                                    THE BANK OF NOVA SCOTIA



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    UNION BANK OF CALIFORNIA, N.A.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    BANK OF CHINA



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    BANK OF HAWAII



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    BANK UNITED FSB



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    BNP PARIBAS



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    BHF (USA) CAPITAL CORPORATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    COMERICA BANK NEVADA



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FIRSTAR BANK, N.A.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FIRST UNION NATIONAL BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    GMAC COMMERCIAL CREDIT LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    HARRIS TRUST AND SAVINGS BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    IKB DEUTSCHE INDUSTRIEBANK AG



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    NATIONAL CITY BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    NORWEST BANK COLORADO, N.A.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    THE BANK OF NEW YORK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    THE DAI-ICHI KANGYO BANK LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    THE FUJI BANK, LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    THE MITSUBISHI TRUST & BANKING
                                    CORPORATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                TRANCHE B LENDERS



                                    AERIES FINANCE II



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    AIMCO CDO SERIES 2000-A



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ALLSTATE INSURANCE COMPANY



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ATHENA CDO LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    BALANCED HIGH-YIELD FUND I LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    CAPTIVA III FINANCE LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    CAPTIVA IV FINANCE LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    CARLYLE HIGH YIELD PARTNERS II, LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    CYPRESSTREE FOCUSED INVESTMENT FUND, LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    CYPRESSTREE INSTITUTIONAL FUND, LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    CYPRESSTREE INVESTMENT PARTNERS I, LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    DELANO COMPANY



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    DLJ CAPITAL FUNDING INC.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ELT LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FIRST DOMINION FUNDING I



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FIRST DOMINION FUNDING II



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    FIVE FINANCIAL CORPORATION



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FRANKLIN CLO I, LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FRANKLIN FLOATING RATE MASTER SERIES



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    FRANKLIN FLOATING RATE TRUST



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    GREAT POINT CLO 1999-1 LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    HARBOURVIEW CDO II, LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    HELLER FINANCIAL, INC.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    KEMPER FLOATING RATE FUND



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    KZH CYPRESSTREE-1 LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    KZH SHOSHONE LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    KZH SOLEIL-2 LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                    ADVANTAGE FUND



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    METROPOLITAN LIFE INSURANCE COMPANY



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    MONUMENT CAPITAL LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    MORGAN STANLEY DEAN WITTER PRIME INCOME
                                    TRUST



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    MOUNTAIN CAPITAL CLO I LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    MOUNTAIN CLO TRUST II



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    NORTH AMERICAN SENIOR FLOATING RATE FUND



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    OLYMPIC FUNDING TRUST SERIES 1999-1



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    OPPENHEIMER FUNDS



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    OPPENHEIMER SENIOR FLOATING RATE FUND



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS
                                    LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    PPM SPYGLASS FUNDING TRUST



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    ROYALTON COMPANY INC.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    SANKATY HIGH YIELD PARTNERS II, LP



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    STEIN ROE FLOATING RATE LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    STEIN ROE & FARNHAM CLO 1 LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    STRATEGIC MANAGED LOAN PORTFOLIO



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    THE SUMITOMO BANK LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    THE SUMITOMO TRUST AND BANKING COMPANY
                                    LTD.



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    THE TORONTO-DOMINION BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    VAN KAMPEN CLO I LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    VAN KAMPEN CLO II LIMITED



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------


                                    VAN KAMPEN SENIOR INCOME TRUST



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    WEBSTER BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    SAWGRASS TRADING LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                    KZH LANGDALE LLC



                                    By:
                                        --------------------------------------

                                    Title:
                                           -----------------------------------

                                     ANNEX I

                     To First Amendment to Credit Agreement
                     --------------------------------------


Mail-Well Commercial Printing, Inc.
Mail-Well Label USA, Inc.
Mail-Well West, Inc.
Mail-Well Services, Inc.
Mail-Well Canada Holdings, Inc.
Mail-Well Europe Holdings, Inc.
Mail-Well Mexico Holdings, Inc.
Sherman Acquisition Corporation
Poser Business Forms, Inc.
National Graphics Company
Hill Graphics, Inc.
Murray Envelope Holdings, Inc.
Murray Envelope Corporation
Wisco III, LLC
Festiva, Inc.
American Business Products, Inc.
Curtis 1000, Inc.
Curtis 1000 IPC, Inc.
Discount Labels, Inc.
Discount Labels IPC, Inc.
International Envelope Company
International Envelope IPC, Inc.
Jen-Coat, Inc.
Jen-Coat IPC, Inc.
Vanier Graphics Corporation
ABP Books, Inc.
ABP Investment Company, Inc.
ABP IPC Partnership
Alternative Packaging Solutions, L.L.C.

                                ANNEX I - Page 1